                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d) OF

                       THE SECURITIES EXCHANGE ACT OF 1934

       Date of Report (Date of earliest event reported): October 31, 2002


                         HIGHLANDS INSURANCE GROUP, INC.
             (Exact name of registrant as specified in its charter)


          Delaware                       1-14028                 75-2370945
----------------------------           -----------             -------------
(State or other jurisdiction           (Commission             (IRS Employer
      of incorporation)                File Number)          Identification No.)


             1000 Lenox Drive, Lawrenceville, New Jersey 08648-0426
               (Address of principal executive offices) (Zip Code)


       Registrant's telephone number, including area code: (609) 896-1921


                                 Not applicable
         (Former name or former address, if changed since last report.)

ITEM 3. BANKRUPTCY OR RECEIVERSHIP

(a) On October 31, 2002, Highlands Insurance Group, Inc. (the "Company") and certain of its wholly owned subsidiaries, Highlands Holding Company, Inc., American Reliance, Inc., Northwestern National Holding Company, Inc., Highlands Claims and Safety Services, Inc. and Highlands Services Corporation (collectively with the Company, the "Debtors"), filed separate voluntary petitions under Chapter 11 of the United States Bankruptcy Code in the United States Bankruptcy Court for the District of Delaware. The respective Case Numbers are 02-13196, 02-13197, 02-13199, 02-13198, 02-13200 and 02-13201. The
bankruptcy court assumed jurisdiction over the Debtors on October 31, 2002, and the existing officers and directors have been left in possession of the respective bankruptcy estates subject to the supervision and orders of the bankruptcy court.

      At the time of filing the petitions, the Debtors filed a Joint Plan of Reorganization (the "Plan") and a proposed Disclosure Statement relating thereto. The Plan will not become effective until it is approved by the bankruptcy court. Under the Plan as proposed, the assets of the Debtors will be transferred to a liquidating trust for the benefit of the Debtors' secured and unsecured creditors and the holders of the Company's Series One Preferred Stock in accordance with the terms of a liquidating trust agreement. The Company's common stock will be cancelled with no consideration being paid.

ITEM 5. OTHER EVENTS

                         HIGHLANDS INSURANCE GROUP, INC.
                           ANNOUNCES BANKRUPTCY FILING

      LAWRENCEVILLE, N.J., Oct. 31 /PRNewswire/ -- Highlands Insurance Group, Inc. (HIGP:OB) today announced that the Company and five of its non-insurance company subsidiaries have commenced Chapter 11 bankruptcy proceedings in the United States Bankruptcy Court for the District of Delaware. The Company and its debtor subsidiaries will be debtors in possession and have filed a joint plan for the reorganization of their debts. The joint plan will not become effective until it is approved by the bankruptcy court. Under the plan as proposed, the assets of the debtors will be transferred to a liquidating trust for the benefit of the debtors' secured and unsecured creditors and the holders of the Company's Series One Preferred Stock in accordance with the terms of a liquidating trust agreement. The Company's common stock will be cancelled with no consideration being paid.

      The Company is a property and casualty insurance holding company. In December of 2001, because of continuing financial losses, the Company adopted a plan to run-off its insurance business and cease issuing new or renewal policies, except as otherwise required by law. Regulatory actions taken by various of the State Departments of Insurance prohibit the Company's insurance company subsidiaries from making any dividend or tax sharing payments to the Company, and have thereby eliminated the Company's only significant sources of revenue. The bankruptcy filings arose as a result of the foregoing and the Company's substantial debt servicing requirements.

      "Safe Harbor" Statement under Private Securities Litigation Reform Act of 1995

      Certain sections of this press release contain statements which represent the Company's expectations or beliefs concerning future events and are "forward looking statements" within the meaning of Section 21E of the Exchange Act. The Company cautions that there are a variety of factors which may cause actual results to differ materially from those forward looking statements, including without limitation: changes in property and casualty reserves; catastrophe losses; premium growth; product pricing environment; availability of credit; changes in government regulation; performance of financial markets; fluctuations in interest rates; availability and pricing of reinsurance; the outcome of various litigation matters and administrative proceedings; and general economic and market conditions.

ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS

(c)   Exhibits:

      Exhibit No. Description
      ----------- -----------
            2.1   Joint Plan of Reorganization under Chapter 11 of the
                  Bankruptcy Code of Highlands Insurance Group, Inc. and its
                  Debtor Subsidiaries, dated October 31, 2002.

            2.2 Disclosure Statement Relating to Joint Plan of Reorganization under Chapter 11 of the Bankruptcy Code of Highlands Insurance
                  Group, Inc. and its Debtor Subsidiaries, dated October 31,
                  2002.

            2.3   Form of Liquidating Trust Agreement among Highlands Insurance
                  Group, Inc., Highlands Holding Company, Inc., Highlands Claims and Safety Services, Inc., Highlands Services Corporation,
                  American Reliance, Inc., and Northwestern National Holding
                  Company, Inc., as debtors, and Stephen L. Kibblehouse, as liquidating trustee.

            2.4 Form of Success Fee Agreement by and between __________ and the Liquidating Trust for Highlands Insurance Group, Inc. and certain of its subsidiary companies.

            2.5   Forbearance and Lock-up Agreement, entered into as of October
                  30, 2002, by and among Highlands Insurance Group, Inc. and certain of its domestic holding company and non-insurance company affiliates and each of the banks signatory thereto.


FORWARD LOOKING STATEMENTS

      Except for historical information, this Form 8-K contains certain forward-looking statements that involve risk and uncertainties, which may cause actual results to differ materially from the statements made including market potential, regulatory clearances, business growth, and other risks listed from time to time in the Company's Securities and Exchange Commission (SEC) filings. These forward-looking statements represent the Company's judgment, as of the date of this release, and the Company disclaims any intent or obligation to update these forward-looking statements.

                                    SIGNATURE

      Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                              HIGHLANDS INSURANCE GROUP, INC.



Dated:  October 31, 2002                      By: /s/ Stephen L. Kibblehouse
                                                  --------------------------
                                                  Stephen L. Kibblehouse,
                                                  Chief Executive Officer

                                INDEX TO EXHIBITS

      Exhibit No. Description
      ----------- -----------
            2.1   Joint Plan of Reorganization under Chapter 11 of the
                  Bankruptcy Code of Highlands Insurance Group, Inc. and its
                  Debtor Subsidiaries, dated October 31, 2002.

            2.2 Disclosure Statement Relating to Joint Plan of Reorganization under Chapter 11 of the Bankruptcy Code of Highlands Insurance
                  Group, Inc. and its Debtor Subsidiaries, dated October 31,
                  2002.

            2.3   Form of Liquidating Trust Agreement among Highlands Insurance
                  Group, Inc., Highlands Holding Company, Inc., Highlands Claims and Safety Services, Inc., Highlands Services Corporation,
                  American Reliance, Inc., and Northwestern National Holding
                  Company, Inc., as debtors, and Stephen L. Kibblehouse, as liquidating trustee.

            2.4 Form of Success Fee Agreement by and between __________ and the Liquidating Trust for Highlands Insurance Group, Inc. and certain of its subsidiary companies.

            2.5   Forbearance and Lock-up Agreement, entered into as of October
                  30, 2002, by and among Highlands Insurance Group, Inc. and certain of its domestic holding company and non-insurance company affiliates and each of the banks signatory thereto.
